EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jan E. Dulman, the Chief Financial Officer of Global Gold Corporation (the "Registrant") hereby certify that:

1. The Registrant's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2008 (the "Quarterly Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 29, 2008	/s/ Jan E. Dulman
Jan E. Dulman
Chief Financial Officer
(Principal Financial Officer)